THE NEW YORK KEYPORT CHARTER VARIABLE ANNUITY

Group Flexible Purchase Payment

Deferred Variable Annuity Contracts

Issued by

Variable Account A

of

Keyport Benefit Life Insurance Company

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Supplement dated September 4, 2001

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to

Prospectus dated May 1, 2001

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This supplement contains information concerning:

(1)	new death benefit provisions, and
(2)	certain other matters.

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The new death benefit provisions described in Section I below will apply to all Certificates issued after they have been approved for sale in New York. For Certificates issued prior to the date of approval, the death benefit provisions described in the prospectus dated May 1, 2001 will apply. You or your salesperson should call 1-800-426-3750 to see whether the new death benefit provisions have been approved for sale in New York.

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The other changes described in Section II below are applicable as of the date of this supplement to all Certificates whenever issued.

I.	New Death Benefit Provisions

A.

"Death Provisions for Non-Qualified Certificates" and "Death Provisions for Qualified Certificates", at pages 28-32 of the prospectus are deleted in their entirety and replaced with the following provisions:

DEATH PROVISIONS

Death of a Covered Person

This section describes who under different scenarios owns the Certificate after a death and what rights that Owner has, who will become the new Annuitant, if applicable, and when we calculate the death benefit. Your and the Designated Beneficiaries rights in various scenarios are described below.

As explained in more detail below, in general, upon the death of a Covered Person, the Designated Beneficiary may choose to surrender the Certificate for the death benefit or continue the Certificate for a specified period. In addition, in certain circumstances if your spouse continues the Certificate upon your death, we will (a) if applicable, "top up" the value of the Certificate so that it equals the death benefit at your death, and (b) we will pay a death benefit under the Certificate at the death of your spouse.

Covered Persons are you, or any joint Certificate Owner(s), or the Annuitant. If there is a non-natural Certificate Owner, such as a trust, the Annuitant is the sole Covered Person. Upon the death of any Covered Person while the Certificate is In Force, the Designated Beneficiary will become the new Certificate Owner. The Designated Beneficiary is determined in the following order: you; the joint Certificate Owner(s); the primary beneficiary(ies); the contingent beneficiary(ies); and your estate. If you and one or more joint Certificate Owners are alive, all such persons will be the Designated Beneficiary.

The death benefit does not affect the Certificate Value prior to the death of a Covered Person, but it may increase it after such a death. We calculate a death benefit on the date we receive both due proof of death and a written request from the Designated Beneficiary to surrender or continue the Certificate. If the Certificate is being continued and the calculated death benefit is greater than the Certificate Value on the date of calculation, we add the difference to the Certificate Value. We allocate this additional amount to the Variable Account and/or the Fixed Account based on the current purchase payment allocation selection then in effect. During any period following a relevant death while the Certificate is continued and in effect, the Designated Beneficiary may exercise all ownership rights, including the right to make purchase payments, to make transfers and partial withdrawals, and to surrender the Certificate for its Certificate Withdrawal Value, as it may be adjusted.

The following paragraphs describe more specifically the consequences of the death of different types of Covered Persons.

If the decedent was the Certificate Owner and the decedent's surviving spouse is the sole Designated Beneficiary, or if the decedent was the Annuitant and the decedent's surviving spouse is the sole Certificate Owner, the surviving spouse may either surrender the Certificate or continue it until his or her death, or the death of the Annuitant, if a different person. We calculate the death benefit after the death when the surviving spouse elects to surrender or continue the Certificate. If the surviving spouse elects to continue the Certificate and the death benefit is greater than the Certificate Value, we will increase the Certificate Value to equal the death benefit as described above.

If the Certificate is continued and if the decedent was also the Annuitant, the new Annuitant will be any living contingent Annuitant, or if none, the decedent's surviving spouse.

Upon the death of the new Annuitant or the surviving spouse, the Designated Beneficiary may choose either to surrender the Certificate or continue it for a period not to exceed five years from the date of death. If the second decedent is the first decedent's surviving spouse, we calculate the death benefit after this second death, when the Designated Beneficiary elects to surrender or continue the Certificate. If the Designated Beneficiary elects to continue the Certificate and the death benefit is greater than the Certificate Value, we will increase the Certificate Value to equal the death benefit. For this second death, the method of calculating the death benefit is modified as described in the section below headed "Death Benefit During the Spousal Continuation Period". We will not calculate and pay a second death benefit if the first decedent's surviving spouse changes his or her sole ownership of the Certificate before his or her death.

We will not pay a death benefit after any subsequent (e.g., third) death.

If the decedent was the Certificate Owner and the decedent's surviving spouse is not the sole Designated Beneficiary,

the Designated Beneficiary as new Owner may either surrender the Certificate or continue it for a period not to exceed five years from the date of death. We calculate the death benefit after the death of the Certificate Owner, when the Designated Beneficiary elects to surrender or continue the Certificate. If the Designated Beneficiary elects to continue the Certificate, we may increase the Certificate Value to equal the death benefit as described above, but we will not pay a second death benefit upon a death during the continuation period.

If the decedent was the Annuitant but not a Certificate Owner, you are not the decedent's surviving spouse and the sole Certificate Owner, and you and any joint Certificate Owner(s) are all natural persons, all such persons as the Designated Beneficiary may either surrender the Certificate or continue it until the death of a Certificate Owner or the new Annuitant. We calculate the death benefit after the death of the Annuitant when the Designated Beneficiary elects to surrender or continue the Certificate. If the Designated Beneficiary elects to continue the Certificate, we may increase the Certificate Value to equal the death benefit as described above, but we will not pay a second death benefit upon a subsequent death.

If the decedent was the Annuitant but not a Certificate Owner, and you or any joint Certificate Owner(s) is a non-natural person, such as a trust,

all such persons as the Designated Beneficiary become the new Certificate Owner and may either surrender the Certificate or continue it for a period not to exceed five years from the date of death. We calculate the death benefit after the death of the Annuitant, when the Designated Beneficiary elects to surrender or continue the Certificate. If the Designated Beneficiary elects to continue the Certificate, we may increase the Certificate Value to equal the death benefit as described above, but we will not pay a second death benefit upon a death during the continuation period.

If the Certificate is still in effect at the end of a five-year continuation period, we will pay the Certificate Value less any premium taxes to the Designated Beneficiary. If the Designated Beneficiary is not alive, we will pay any person(s) named in writing by the Designated Beneficiary; otherwise we will pay the estate of the Designated Beneficiary.

If the Certificate is issued under a Qualified Plan, it may continue for the time period permitted by the Internal Revenue Code, which may be longer that the five-year continuation period specified above.

Standard Death Benefit

The standard death benefit for a Covered Person is the greatest of:

o	the current "net purchase payment death benefit", less any premium taxes,

o	the current "High Anniversary Value", less any premium taxes, and

o	the current Certificate Value, less any premium taxes.

Net Purchase Payment Death Benefit. The net purchase payment death benefit is:

o	the initial purchase payment, plus

o	any additional purchase payments made prior to the death benefit calculation date, less

o	any partial withdrawals (including any applicable surrender charges) made prior to the death benefit calculation date.

High Anniversary Value. On the Certificate Date, we will determine if any Covered Person is attained age 80 or older. If so, the "High Anniversary Value" will not apply upon his or her death. Thus, in "Standard Death Benefit" above, the "High Anniversary Value" shall be zero. Also, the "High Anniversary Value" shall be zero if a Covered Person, regardless of age, dies within the first Certificate Year. This zero treatment effectively changes the death benefit applicable to the particular Covered Person from the greatest of three defined amounts to the greater of just two of those amounts.

We calculate the High Anniversary Value as follows. On the first Certificate Anniversary, the High Anniversary Value for each applicable Covered Person equals the Certificate Value. Thereafter, we recalculate the High Anniversary Value on:

(a)	each day there is a purchase payment or withdrawal; and

(b)	each Certificate Anniversary, until such Covered Person attains age 81.

When we receive a purchase payment or pay a withdrawal, we adjust the High Anniversary Value by:

o	adding any additional purchase payments made that day; and

o	subtracting the following amount for each withdrawal made that day:
(i)	the amount of the withdrawal (including any applicable surrender charge),

(ii)	divided by the Certificate Value immediately before the withdrawal, and

(iii)	multiplied by the "High Anniversary Value" immediately before the withdrawal.

On the second and each subsequent Certificate Anniversary until the Covered Person has attained age 81, we adjust the High Anniversary Value by comparing the then-current Certificate Value with the then-current High Anniversary Value, adjusted as described above. If the then-current Certificate Value exceeds the adjusted High Anniversary Value, the then-current Certificate Value will become the new High Anniversary Value.

After a Covered Person has attained age 81, we will no longer adjust the High Anniversary Value to reflect changes in the Certificate Value, except as set forth below with respect to adding or changing a Covered Person. Thereafter, however, until the date of death, we will continue to adjust, as described above, the High Anniversary Value to reflect purchase payments and/or withdrawals.

Between the date of death and the calculation of the Death Benefit upon receipt of the Designated Beneficiary's request to surrender for the death benefit or continue the Certificate, we will further adjust the High Anniversary Value for each applicable Covered Person by adding purchase payments and/or subtracting withdrawals. Withdrawals are subtracted on a dollar-for-dollar basis as described above with respect to the net purchase payment death benefit. We will not adjust the High Anniversary Value to reflect changes in the Certificate Value between the date of death and the calculation of the Death Benefit.

You may add or replace any Covered Person. If the new Covered Person had attained age 80 as of the Certificate Date, the High Anniversary Value will not apply at the death of the new Covered Person. Also, if at the time you add or replace a Covered Person all of the existing Covered Persons have survived until the Certificate Anniversary immediately preceding the date they attain age 81, the High Anniversary Value for the new Covered Person will equal the High Anniversary Value of the youngest of the other Covered Persons. We will adjust that High Anniversary Value only as described above to reflect the addition of purchase payments and/or the subtraction of withdrawals.

Death Benefit During the Spousal Continuation Period

As explained above, if the Certificate Owner dies and the decedent's spouse is the sole Designated Beneficiary or if the Annuitant dies and the decedent's spouse is the sole Certificate Owner, the spouse may choose to continue the Certificate. The date upon which we receive due proof of death and the spouse's written request to continue the Certificate is called the "Continuation Date", and the period after the Continuation Date while the Certificate remains in force is called the "Continuation Period".

Upon the death of the surviving spouse during the Continuation Period while he or she is still the sole Certificate Owner, the method of calculating the death benefit is modified as described below.

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The "Net Purchase Payment Death Benefit" will equal

o	the death benefit calculated as of the Continuation Date; plus

o	any additional purchase payment occurring after the Continuation Date; less

o	any partial withdrawals (including any applicable surrender charge) occurring after the Continuation Date.

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For purposes of calculating the "High Anniversary Value",

o	the High Anniversary Value will be zero if the surviving spouse is attained age 80 or older upon the Continuation Date; and

o

as to a younger surviving spouse, only Certificate Anniversaries occurring after the Continuation Date will be taken into consideration. The High Anniversary Value shall be zero if the surviving spouse dies before the first Certificate Anniversary in the Continuation Period. On the first Certificate Anniversary after the Continuation Date, the High Anniversary Value for the surviving spouse will equal the Certificate Value. Thereafter we will adjust and recalculate the High Anniversary Value as described in the section entitled "High Anniversary Value" above.

Systematic Withdrawal and Systematic Investment Programs

After we receive due proof of death or receive information about a death that we reasonably believe to be true, we will end any systematic withdrawal program and/or systematic investment program except as follows:

o	for systematic withdrawals, the Designated Beneficiary is a Certificate Owner who requested us to begin the program and/or has been the sole or joint recipient of the payments

o	for systematic investments, the decedent is a non-owner Annuitant.

If we end your systematic withdrawal program based on the above but have paid any systematic withdrawal(s) after death to a person other than the Designated Beneficiary, we will use reasonable efforts to have the recipient return the systematic withdrawal amount(s) so that it may be paid to the Designated Beneficiary or added to the Certificate Value if the Designated Beneficiary elects to continue the Certificate. If the recipient does not return the payment(s), we are not responsible to pay the Designated Beneficiary for those payments.

Payment of Death Benefit

Instead of receiving a lump sum, you or any Designated Beneficiary may direct us in writing to pay any surrender Death Benefit of $5,000 or more under an annuity payment option that meets the following:

o	the first payment to the Designated Beneficiary must be made no later than one year after the date of death; and

o	payments must be made over the life of the Designated Beneficiary or over a period not extending beyond that person's life expectancy.

For example, Annuity Options A and B can meet these criteria, provided that any guaranteed payments are not scheduled to continue past the Designated Beneficiary's life expectancy. If the Designated Beneficiary dies before all guaranteed payments have been made, the successor payee may not extend the period of time during which the remaining payments are to be made.

II.	Other Changes

A.	The following definitions should be added to the section entitled "Definitions" on page 3 of the prospectus:

Attained Age: The age of an individual, in years, as of their last birthday.

Net Asset Value: The difference between the value of assets and the amount of liabilities.

B.	The third paragraph under the section headed "Keyport Benefit and the Variable Account" on page 15 of the prospectus should be replaced with the following:

On November 1, 2000, Liberty Financial Companies, Inc., a Massachusetts corporation ("LFC"), our indirect corporate parent, issued a press release stating that it has retained CS First Boston to help explore strategic alternatives, including the possible sale of LFC. On May 2, 2001, LFC signed a definitive agreement to sell its annuity and bank marketing businesses, which include Keyport Benefit, to Sun Life Financial Services of Canada Inc. ("Sun Life"). The transaction is subject to customary conditions to closing, including receipt of approvals by various state insurance regulators in the United States, certain other regulatory authorities in the United States and Canada and LFC's shareholders. The transaction is expected to close in the second half of 2001.

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C.	The second sentence in the seventh paragraph in the section headed "Deductions for Surrender Charge" on page 22 of the prospectus should be replaced with the following:

Selling dealers may receive up to 8.50% of purchase payments.

D.	The following sentences should be added at the end of the fourth paragraph of the section headed "Partial Withdrawals and Surrender" on page 32 of the prospectus:

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A partial withdrawal or total surrender of variable payout Option A may be subject to surrender charges, as described in "Deductions for Surrender Charge". The "free withdrawal amounts" described in that section are not applicable. Thus, the surrender charge equals the applicable surrender charge percentage(s) multiplied by:

o	for a partial withdrawal, the withdrawal amount; and

o	for a total surrender, the Certificate's remaining purchase payment(s).

See "Annuity Payments" in "Tax Status" for the manner in which partial withdrawals may be taxed.

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E.	The following paragraph should be added at the end of "Annuity Payments" on page 37 of the prospectus:

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The Code does not specifically address partial withdrawals from annuity payments. Based on a private letter ruling issued by the Internal Revenue Service ("IRS") in 2000, it is our intention to report as taxable income the portion of any partial withdrawal from variable annuity Option A that does not exceed immediately before the partial withdrawal the present value of remaining payments less the Certificate's remaining cost basis. Under this approach, a partial withdrawal of $10,000 when the present value is $150,000 and the remaining cost basis is $145,000 would result in taxable income of $5,000 being reported. Since private letter rulings do not bind the IRS, the IRS could take the position that the Code requires the full amount of the partial withdrawal ($10,000 in the example) to be treated as taxable income. Under either approach to determining the taxable income associated with a partial withdrawal, some taxpayers, such as those under age 59 1/2, could be subject to additional tax penalties. Because of the potential for adverse tax results as described above, you should carefully consider, prior to making a partial withdrawal, your need for funds from the Certificate and the tax implications. You should also consult your tax adviser prior to making a partial withdrawal.

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F.	The following section should be added at the end of the section entitled "Tax Status" beginning on page 36 of the prospectus:

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Status of Death Benefits in IRAs. Federal tax law with respect to Individual Retirement Accounts prohibits investment in life insurance contracts by such Accounts. The tax regulations expressly permit an Individual Retirement Account to hold an annuity contract if the death benefit provided under the contract is no more than the greater of the total premiums paid for the contract (net of prior withdrawals) or the contract's cash value.

Federal tax law with respect to Individual Retirement Annuities does not specifically limit the death benefit that may be provided under such Annuities. We believe that death benefits under an annuity contract do not prevent such a contract from qualifying as an Individual Retirement Annuity so long as the death benefit is a taxable death benefit and not a tax-exempt life insurance benefit. However, it might be inferred from the regulations applicable to Individual Retirement Accounts that an Individual Retirement Annuity cannot provide a death benefit that is more than the greater of the total premiums paid for the contract (without interest) or the contract's cash value.

In certain circumstances, the death benefit payable under the Certificate may exceed both the total premiums paid (net of prior withdrawals) and the cash value of the Certificate. The Internal Revenue Service has stopped issuing favorable opinion letters with respect to Individual Retirement Annuities that provide death benefits that can exceed the greater of the total premiums paid for the contract (net of prior withdrawals) or the contract's cash value. Although we believe that the use of enhanced death benefits should not result in adverse tax treatment, we can give no assurance that the IRS will approve the Certificate as an Individual Retirement Annuity. If the Certificate fails to qualify as an Individual Retirement Annuity, then you could be taxable on the entire balance of your Individual Retirement Annuity and could also be subject to a 10% penalty tax if you are under age 59 1/2. You should consult a qualified tax adviser before purchasing the Certificate as an Individual Retirement Annuity.

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G.	The following sentence should be added as the third sentence in the second paragraph under the section headed "Sales of the Certificates" on page 47 of the prospectus:

The percentage may increase to 8.50% in a variable payout under Option A is elected within the first Certificate Year.

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Client Service Hotline
800-367-3653

Distributed by:
Keyport Financial Services Corp.
125 High Street
Boston, Massachusetts 02110

NYKC.SUP(2)	09/01